EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Verde Bio Holdings, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Cox, Principal Executive Officer and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 22, 2021	/s/ SCOTT COX Scott Cox, Chief Executive Officer Verde Bio Holdings, Inc.